PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.

               THE STRONG GROWTH AND INCOME FUNDS - ADVISOR CLASS

                            STRONG BLUE CHIP 100 FUND
                          STRONG GROWTH AND INCOME FUND

                Supplement to the Prospectus dated March 1, 2001

FUND STRUCTURE
Effective December 27, 2001, the Advisor Class shares of the Strong Blue Chip Fund were redesignated and converted into the Investor Class shares of the same fund. Any information describing the Strong Blue Chip Fund is deleted.

The following disclosure is revised under the headings "Fund Structure" and "Multiple Class Plan" on pages 3 and 14, respectively, of the Prospectus.

     Each of the funds has adopted a multiple class plan and may offer one or more classes of shares. Only the Advisor Class shares are offered in this prospectus. The principal differences among the classes are each class' sales charges and annual expenses. Each class may also pay different administrative and transfer agency fees and expenses. The Advisor Class shares are subject to distribution fees and expenses under a Rule 12b-1 plan. Because 12b-1 fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of an investment in Advisor Class shares and may cost more than paying other types of sales charges.

ANNUAL FUND OPERATING EXPENSES
The Annual Fund Operating Expenses table and the Example table in the following Fund's prospectus is deleted and replaced with the following tables, which are based on actual expenses incurred during the Fund's 2000 fiscal period:

                                                                            OTHER          TOTAL ANNUAL FUND
FUND                     MANAGEMENT FEES            12B-1 FEES           EXPENSES(1)      OPERATING EXPENSES
---------------------- --------------------- ------------------------- ----------------- ----------------------
Growth and Income             0.55%                   0.25%                  0.61%               1.41%

(1)OTHER EXPENSES HAVE BEEN RESTATED AS IF THE FUND'S CURRENT ADMINISTRATION FEE HAD BEEN IN EFFECT DURING THE 2000 FISCAL PERIOD.

FUND                                     1 YEAR             3 YEARS          5 YEARS          10 YEARS
---------------------------------- ------------------- ------------------ -------------- -------------------
Growth and Income                         $144               $446             $771             $1,691

NAME CHANGE
Effective May 1, 2001, the name of the Strong Blue Chip 100 Fund was changed to the Strong Blue Chip Fund.

          The date of this Prospectus Supplement is December 28, 2001.